UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2017

GENPACT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon's Court, 22 Victoria Street

Hamilton HM 12, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (441) 295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2017, Hanspeter Spek, a member of the Board of Directors (the “Board”) of Genpact Limited, a Bermuda company (the “Company”), informed the Company of his decision to resign from the Board with immediate effect. The Company expressed its appreciation for Mr. Spek’s service to the Company and the Board, on which he has served as a director since March 2014. Mr. Spek also served on the Board’s Nominating and Governance Committee. In connection with Mr. Spek’s resignation, the Compensation Committee of the Board will accelerate the vesting of 5,464 restricted share units granted to Mr. Spek in May 2014 that are currently unvested.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: March 10, 2017	By:	/s/ Heather D. White
	Name:	Heather D. White
	Title:	Senior Vice President